EXHIBIT 99.1

         Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Initial Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

         The Group I Mortgage Loans consist of approximately 6,032 Mortgage Loans with a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of approximately $824,339,449. The Group II Mortgage Loans consist of approximately 1,065 Mortgage Loans with a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of approximately $225,660,552.

         All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property").

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 90.39% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 9.61% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 92.69% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 7.31% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 90.88% of the Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 9.12% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 0.10% of the Adjustable-Rate Group I Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) and approximately 0.08% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable), will not occur until one year after the date of origination, (ii) the first adjustment of the rates for approximately 94.25% of the Adjustable-Rate Group I Mortgage Loans and approximately 91.78% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) and approximately 93.71% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 2.27% of the Adjustable-Rate Group I Mortgage Loans and approximately 3.13% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal

Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) and approximately 2.46% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable), will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 3.32% of the Adjustable-Rate Group I Mortgage Loans and approximately 5.09% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) and approximately 3.71% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 24.00% of the Group I Mortgage Loans, approximately 41.27% of the Group II Mortgage Loans and approximately 27.72% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 82.56% of the Group I Mortgage Loans, approximately 83.51% of the Group II Mortgage Loans and approximately 82.76% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 48 months from the date of origination of such

Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 71.29% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 80% of the original Principal Balance of the related Mortgage Loan in any 12 month period.

         Approximately 0.18% of the Group I Mortgage Loans, approximately 0.03% of the Group II Mortgage Loans and approximately 0.15% of the Mortgage Loans (the "Dividend Mortgage Loans") contain a provision entitling the mortgagor thereunder to annual refunds, at the end of each of the first four years of the life of the related Mortgage Loan, of a portion of the interest paid by such mortgagor during the preceding twelve months, if the mortgagor is not currently delinquent and has not defaulted or prepaid.

MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

         Approximately 99.95% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Except with respect to 0.01% of the Mortgage Loans, no Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 99.01%. There can be no assurance that the loan-to-value ratio of any Initial Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         Except with respect to approximately 0.03% of the Mortgage Loans, all of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. None of the Mortgage Loans had a first Due Date prior to May 1, 2003 or after January 1, 2004, or has a remaining term to maturity of less than 174 months or greater than 359 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. The latest maturity date of any Mortgage Loan is December 1, 2033.

         The average Principal Balance of the Mortgage Loans at origination was approximately $148,200. The average Principal Balance of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $147,950. No Mortgage Loan had a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of greater than approximately $679,000 or less than approximately $24,696.

         As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.539% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 0.875% per annum to 8.875% per annum, Minimum Mortgage Rates ranging from 5.375% per annum to 10.250% per annum and Maximum Mortgage Rates ranging from 11.375% per annum to 16.250% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the weighted average Gross

Margin of the Adjustable-Rate Mortgage Loans was approximately 6.021% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.490% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 13.490% per annum. The latest next Adjustment Date following the Cut-off Date or the Subsequent Cut-off Date, as applicable, on any Adjustable-Rate Mortgage Loan occurs in November 2008 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date or the Subsequent Cut-off Date, as applicable (the sum in any column may not equal the total indicated due to rounding):



                             PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------  ---------------------------
  24,696 -  50,000........................        221             $       9,559,571.41               0.91%
  50,001 - 100,000........................      2,043                   161,121,619.67              15.34
 100,001 - 150,000........................      2,198                   275,501,587.31              26.24
 150,001 - 200,000........................      1,261                   217,265,396.67              20.69
 200,001 - 250,000........................        633                   141,722,990.99              13.50
 250,001 - 300,000........................        322                    88,113,395.91               8.39
 300,001 - 350,000........................        194                    63,085,233.95               6.01
 350,001 - 400,000........................        129                    48,326,160.29               4.60
 400,001 - 450,000........................         47                    19,903,033.89               1.90
 450,001 - 500,000........................         26                    12,377,040.65               1.18
 500,001 - 550,000........................         13                     6,902,050.12               0.66
 550,001 - 600,000........................          5                     2,874,081.87               0.27
 600,001 - 650,000........................          3                     1,901,000.00               0.18
 650,001 - 679,000........................          2                     1,346,837.65               0.13
                                                -----             --------------------             ------
   Total..................................      7,097             $   1,050,000,000.38             100.00%
                                                =====             ====================             ======

___________________
(1) The average Principal Balance of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $147,950.




                                      CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
               ------------                  --------------    -----------------------  ---------------------------
548 - 550.................................           2           $         339,088.75               0.03%
551 - 600.................................           1                     154,478.99               0.01
576 - 600.................................         118                  16,359,603.57               1.56
601 - 625.................................       2,526                 340,884,899.03              32.47
626 - 650.................................       1,748                 256,609,692.11              24.44
651 - 675.................................       1,244                 193,718,991.67              18.45
676 - 700.................................         634                 104,069,993.05               9.91
701 - 725.................................         400                  68,569,968.54               6.53
726 - 750.................................         239                  39,169,643.63               3.73
751 - 775.................................         131                  22,096,291.35               2.10
776 - 800.................................          39                   5,863,040.60               0.56
801 - 813.................................          15                   2,164,309.09               0.21
                                                 -----           --------------------             ------
      Total...............................       7,097           $   1,050,000,000.38             100.00%
                                                 =====           ====================             ======

___________________
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 651.



                                ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ----------------------             --------------    -----------------------  ---------------------------
180.......................................           32          $       2,451,125.72               0.23%
240.......................................            1                     69,090.94               0.01
360.......................................        7,064              1,047,479,783.72              99.76
                                                  -----          --------------------             ------
                      Total...............        7,097          $   1,050,000,000.38             100.00%
                                                  =====          ====================             ======

___________________
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 360 months.




                               REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
         -----------------------             --------------    -----------------------  ---------------------------
174 - 174.................................            1          $          44,364.14               0.00%
175 - 176.................................            7                    496,087.63               0.05
177 - 178.................................           23                  1,758,911.96               0.17
179 - 180.................................            1                    151,761.99               0.01
237 - 238.................................            1                     69,090.94               0.01
351 - 352.................................            1                    141,613.67               0.01
353 - 354.................................            6                    905,061.86               0.09
355 - 356.................................        1,834                269,466,716.50              25.66
357 - 358.................................        5,216                775,967,443.35              73.90
359 - 359.................................            7                    998,948.34               0.10
                                                  -----          --------------------             ------
                      Total...............        7,097          $   1,050,000,000.38             100.00%
                                                  =====          ====================             ======

___________________
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months.




                                       PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
              -------------                  --------------    -----------------------  ---------------------------
Single Family ............................        5,462          $     764,047,849.01              72.77%
PUD(1)....................................        1,012                187,303,401.21              17.84
Condominium...............................          437                 64,807,162.22               6.17
2 Units...................................          184                 33,344,179.20               3.18
3 Units...................................            1                    384,412.30               0.04
4 Units...................................            1                    112,996.44               0.01
                                                  -----          --------------------             ------
                      Total...............        7,097          $   1,050,000,000.38             100.00%
                                                  =====          ====================             ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                     OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
Primary...................................        7,061          $   1,043,676,407.99              99.40%
Second Home...............................           20                  3,851,730.85               0.37
Non-owner.................................           16                  2,471,861.54               0.24
                                                  -----          --------------------             ------
                      Total...............        7,097          $   1,050,000,000.38             100.00%
                                                  =====          ====================             ======

___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.




                                           PURPOSE OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 -------                     --------------    -----------------------  ---------------------------
Purchase..................................        5,715             $     831,241,784.74              79.17%
Cash Out Refinance........................        1,073                   170,643,997.93              16.25
Rate/Term Refinance.......................          309                    48,114,217.71               4.58
                                                  -----             --------------------             ------
                      Total...............        7,097             $   1,050,000,000.38             100.00%
                                                  =====             ====================             ======




                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
     --------------------------------        --------------    -----------------------  ---------------------------
  45.94 -   50.00.........................            1           $         129,722.94               0.01%
  75.01 -   80.00.........................            1                     391,254.16               0.04
  80.01 -   85.00.........................            1                     168,613.82               0.02
  85.01 -   90.00.........................            1                      57,502.38               0.01
  90.01 -   95.00.........................        1,027                 180,828,287.37              17.22
  95.01 - 100.00..........................        6,065                 868,339,826.87              82.70
 100.01 - 102.35..........................            1                      84,792.84               0.01
                                                  -----           --------------------             ------
                      Total...............        7,097           $   1,050,000,000.38             100.00%
                                                  =====           ====================             ======

___________________
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 99.01%.



               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 --------                    --------------    -----------------------  ---------------------------
Alabama...................................           85          $       9,128,333.77               0.87%
Arizona...................................          213                 33,586,267.29               3.20
Arkansas..................................           30                  3,278,327.28               0.31
California................................          627                163,300,329.54              15.55
Colorado..................................          110                 20,880,258.05               1.99
Connecticut...............................           42                  7,151,213.03               0.68
Delaware..................................            1                    139,553.95               0.01
Florida...................................          600                 85,264,258.87               8.12
Georgia...................................          334                 50,733,677.26               4.83
Idaho.....................................           23                  2,800,272.68               0.27
Illinois..................................          330                 50,228,219.60               4.78
Indiana...................................          218                 21,436,218.77               2.04
Iowa......................................           68                  6,077,233.32               0.58
Kansas....................................          108                 11,132,576.44               1.06
Kentucky..................................          201                 22,490,761.60               2.14
Louisiana.................................           14                  1,210,551.89               0.12
Maine.....................................           33                  4,429,604.12               0.42
Maryland..................................           95                 18,506,051.04               1.76
Massachusetts.............................          131                 27,137,191.74               2.58
Michigan..................................          481                 66,967,558.47               6.38
Minnesota.................................          128                 22,715,616.41               2.16
Missouri..................................          220                 23,928,959.24               2.28
Montana...................................            3                    393,657.93               0.04
Nebraska..................................           56                  6,172,218.94               0.59
Nevada....................................          120                 22,371,670.89               2.13
New Hampshire.............................           49                  8,246,967.32               0.79
New Jersey................................           86                 17,396,282.37               1.66
New Mexico................................           17                  2,391,454.80               0.23
New York..................................          229                 35,240,681.57               3.36
North Carolina............................          406                 55,261,592.97               5.26
North Dakota..............................            1                    128,160.33               0.01
Ohio......................................          676                 73,711,380.72               7.02
Oklahoma..................................           15                  1,050,658.50               0.10
Oregon....................................          122                 20,092,750.79               1.91
Pennsylvania..............................          182                 17,602,349.28               1.68
Rhode Island..............................           37                  7,075,930.27               0.67
South Carolina............................          190                 22,219,590.82               2.12
South Dakota..............................            2                    240,786.04               0.02
Tennessee.................................          141                 14,798,607.48               1.41
Texas.....................................          299                 36,709,692.54               3.50
Utah......................................           84                 12,443,032.04               1.19
Vermont...................................            5                    622,844.49               0.06
Virginia..................................           74                 12,450,771.18               1.19
Washington................................          106                 18,048,259.48               1.72
West Virginia.............................            9                    663,946.44               0.06
Wisconsin.................................           92                 11,718,881.95               1.12
Wyoming...................................            4                    424,796.88               0.04
                                                  -----          --------------------             ------
                      Total...............        7,097          $   1,050,000,000.38             100.00%
                                                  =====          ====================             ======

___________________
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.23% in the 89123 ZIP Code.



                                    DOCUMENTATION LEVELS OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           -------------------               --------------    -----------------------  ---------------------------
Full Documentation........................       6,851          $   1,009,390,710.22              96.13%
Limited Income Verification...............         128                 22,319,664.85               2.13
No Income Verification....................          91                 14,183,344.09               1.35
No Documentation..........................          27                  4,106,281.22               0.39
                                                 -----          --------------------             ------
                      Total...............       7,097          $   1,050,000,000.38             100.00%
                                                 =====          ====================             ======




                                  CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
  5.375 -  6.000..........................           85          $      17,282,901.89               1.65%
  6.001 -  7.000..........................        1,553                279,878,515.87              26.66
  7.001 -  8.000..........................        3,466                516,255,890.21              49.17
  8.001 -  9.000..........................        1,794                216,683,018.95              20.64
  9.001 - 10.000..........................          188                 19,041,165.00               1.81
 10.001 - 10.750..........................           11                    858,508.46               0.08
                                                  -----          --------------------             ------
                      Total...............        7,097          $   1,050,000,000.38             100.00%
                                                  =====          ====================             ======

___________________
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 7.539% per annum.




                              GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
  0.875 - 1.000...........................           1          $       134,699.13               0.01%
  1.001 - 2.000...........................           1                  158,000.00               0.02
  3.001 -  4.000..........................           8                1,736,205.55               0.18
  4.001 -  5.000..........................         193               38,708,847.96               4.06
  5.001 -  6.000..........................       2,796              483,405,223.80              50.66
  6.001 -  7.000..........................       2,884              385,819,888.70              40.43
  7.001 -  8.000..........................         411               44,177,480.81               4.63
  8.001 -  8.875..........................           4                  140,029.66               0.01
                                                 -----          ------------------             ------
                      Total...............       6,298          $   954,280,375.61             100.00%
                                                 =====          ==================             ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 6.021% per annum.



                          NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           --------------------              --------------    -----------------------  ---------------------------
February 1, 2004..........................           1          $       171,357.66               0.02%
May 1, 2004...............................           1                  251,365.69               0.03
August 1, 2004............................           1                  170,391.47               0.02
October 1, 2004...........................           1                  130,315.19               0.01
November 1, 2004..........................           2                  421,465.41               0.04
April 1, 2005.............................           1                  141,613.67               0.01
May 1, 2005...............................           1                  247,730.26               0.03
June 1, 2005..............................           3                  459,132.56               0.05
July 1, 2005..............................         102               14,828,574.76               1.55
August 1, 2005............................       1,364              202,376,013.78              21.21
September 1, 2005.........................       1,543              232,578,808.35              24.37
October 1, 2005...........................       1,753              258,048,011.66              27.04
October 3, 2005...........................           2                  309,708.35               0.03
November 1, 2005..........................       1,196              185,176,717.15              19.40
December 1, 2005..........................           1                  113,906.37               0.01
July 1, 2006..............................           1                  206,202.71               0.02
August 1, 2006............................          17                2,276,904.28               0.24
September 1, 2006.........................          35                6,062,113.20               0.64
October 1, 2006...........................          51                8,557,922.37               0.90
November 1, 2006..........................          38                6,390,135.12               0.67
July 1, 2008..............................           1                  226,058.72               0.02
August 1, 2008............................          18                4,846,533.24               0.51
September 1, 2008.........................          54               10,002,251.56               1.05
October 1, 2008...........................          71               12,096,674.08               1.27
November 1, 2008..........................          40                8,190,468.00               0.86
                                                 -----          ------------------             ------
                      Total...............       6,298          $   954,280,375.61             100.00%
                                                 =====          ==================             ======

___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 23 months.




                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
 11.375 -  12.000.........................           83          $    17,013,986.32               1.78%
 12.001 -  13.000.........................        1,477              265,996,963.18              27.87
 13.001 -  14.000.........................        3,178              478,008,258.20              50.09
 14.001 -  15.000.........................        1,467              182,865,387.43              19.16
 15.001 -  16.000.........................           90               10,037,455.50               1.05
 16.001 -  16.250.........................            3                  358,324.98               0.04
                                                  -----          ------------------             ------
                      Total...............        6,298          $   954,280,375.61             100.00%
                                                  =====          ==================             ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 13.490% per annum.



                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
  5.375 -  6.000..........................           83          $    17,013,986.32               1.78%
  6.001 -  7.000..........................        1,476              265,881,127.45              27.86
  7.001 -  8.000..........................        3,179              478,124,093.93              50.10
  8.001 -  9.000..........................        1,467              182,865,387.43              19.16
  9.001 - 10.000..........................           90               10,037,455.50               1.05
 10.001 - 10.250..........................            3                  358,324.98               0.04
                                                  -----          ------------------             ------
                      Total...............        6,298          $   954,280,375.61             100.00%
                                                  =====          ==================             ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 7.490% per annum.




                        INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
      -----------------------------          --------------    -----------------------  ---------------------------
1.000.....................................           2          $       422,723.35               0.04%
2.000.....................................           3                  591,856.88               0.06
3.000.....................................       6,293              953,265,795.38              99.89
                                                 -----          ------------------             ------
                      Total...............       6,298          $   954,280,375.61             100.00%
                                                 =====          ==================             ======

___________________
(1)  Relates solely to initial rate adjustments.




                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------  ---------------------------
1.000.....................................      6,298            $ 954,280,375.61             100.00%
                                                -----            ----------------             ------
                      Total...............      6,298            $ 954,280,375.61             100.00%
                                                =====            ================             ======

___________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

         Approximately 99.98% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 99.08%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the

Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan- to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         Except with respect to approximately 0.04% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. None of the Group I Mortgage Loans had a first Due Date prior to May 1, 2003 or after January 1, 2004, or has a remaining term to maturity of less than 174 months or greater than 359 months as of the Cut-off Date or the Subsequent Cut- off Date, as applicable. The latest maturity date of any Group I Mortgage Loan is December 1, 2033.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $136,900. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $136,661. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of greater than approximately $399,738 or less than approximately $24,696.

         As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Group I Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 10.750% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.593% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 0.875% per annum to 8.875% per annum, Minimum Mortgage Rates ranging from 5.375% per annum to 10.250% per annum and Maximum Mortgage Rates ranging from 11.375% per annum to 16.250% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 6.071% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.543% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 13.543% per annum. The latest next Adjustment Date following the Cut-off Date or the Subsequent Cut-off Date, as applicable, on any Adjustable-Rate Group I Mortgage Loan occurs in November 2008 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 23 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date or the Subsequent Cut-off Date, as applicable (the sum in any column may not equal the total indicated due to rounding):



                                PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------  ---------------------------
   24,696 -  50,000.......................          192          $     8,274,816.10               1.00%
   50,001 - 100,000.......................        1,804              142,513,450.50              17.29
  100,001 - 150,000.......................        1,963              245,328,993.34              29.76
  150,001 - 200,000.......................        1,134              195,251,965.17              23.69
  200,001 - 250,000.......................          563              125,872,013.88              15.27
  250,001 - 300,000.......................          284               77,650,741.24               9.42
  300,001 - 350,000.......................           83               26,069,699.89               3.16
  350,001 - 399,738.......................            9                3,377,768.61               0.41
                                                  -----          ------------------             ------
    Total.................................        6,032          $   824,339,448.73             100.00%
                                                  =====          ==================             ======

___________________
(1) The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $136,661.




                                  CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
               ------------                  --------------    -----------------------  ---------------------------
548 - 550.................................         2             $       339,088.75               0.04%
551 - 600.................................         1                     154,478.99               0.02
576 - 600.................................       108                  14,307,737.76               1.74
601 - 625.................................     2,177                 285,060,452.60              34.58
626 - 650.................................     1,509                 204,089,490.69              24.76
651 - 675.................................     1,047                 147,776,486.25              17.93
676 - 700.................................       515                  71,926,011.11               8.73
701 - 725.................................       337                  50,516,992.79               6.13
726 - 750.................................       184                  27,571,751.57               3.34
751 - 775.................................       106                  16,688,901.29               2.02
776 - 800.................................        34                   4,440,200.78               0.54
801 - 813.................................        12                   1,467,856.15               0.18
                                               -----             ------------------             ------
      Total...............................     6,032             $   824,339,448.73             100.00%
                                               =====             ==================             ======

___________________
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 648.



                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ----------------------             --------------    -----------------------  ---------------------------
180.......................................           29           $     2,209,403.15               0.27%
240.......................................            1                    69,090.94               0.01
360.......................................        6,002               822,060,954.64              99.72
                                                  -----           ------------------             ------
                      Total...............        6,032           $   824,339,448.73             100.00%
                                                  =====           ==================             ======

___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 360 months.




                           REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
         -----------------------             --------------    -----------------------  ---------------------------
174 - 174.................................         1             $        44,364.14               0.01%
175 - 176.................................         6                     448,606.51               0.05
177 - 178.................................        22                   1,716,432.50               0.21
237 - 238.................................         1                      69,090.94               0.01
351 - 352.................................         1                     141,613.67               0.02
353 - 354.................................         6                     905,061.86               0.11
355 - 356.................................     1,549                 211,239,408.80              25.63
357 - 358.................................     4,441                 608,953,854.24              73.87
359 - 359.................................         5                     821,016.07               0.10
                                               -----             ------------------             ------
                      Total...............     6,032             $   824,339,448.73             100.00%
                                               =====             ==================             ======
___________________

(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months.




                                   PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
              -------------                  --------------    -----------------------  ---------------------------
Single Family ............................       4,686         $   608,980,184.66              73.87%
PUD(1)....................................         817             136,633,769.55              16.57
Condominium...............................         368              49,934,697.86               6.06
2 Units...................................         159              28,293,387.92               3.43
3 Units...................................           1                 384,412.30               0.05
4 Units...................................           1                 112,996.44               0.01
                                                 -----         ------------------             ------
                      Total...............       6,032         $   824,339,448.73             100.00%
                                                 =====         ==================             ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                 OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
Primary...................................      6,004             $   820,169,580.35              99.49%
Second Home...............................         16                   2,494,714.71               0.30
Non-owner.................................         12                   1,675,153.67               0.20
                                                -----             ------------------             ------
                      Total...............      6,032             $   824,339,448.73             100.00%
                                                =====             ==================             ======

___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.




                                       PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 -------                     --------------    -----------------------  ---------------------------
Purchase..................................      4,863             $   654,750,812.16              79.43%
Cash Out Refinance........................        904                 129,989,897.75              15.77
Rate/Term Refinance.......................        265                  39,598,738.82               4.80
                                                -----             ------------------             ------
                      Total...............      6,032             $   824,339,448.73             100.00%
                                                =====             ==================             ======




                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
     --------------------------------        --------------    -----------------------  ---------------------------
45.94  -   50.00..........................         1             $       129,722.94               0.02%
80.01  -   85.00..........................         1                     168,613.82               0.02
85.01  -   90.00..........................         1                      57,502.38               0.01
90.01  -   95.00..........................       854                 133,057,799.96              16.14
95.01  - 100.00...........................     5,175                 690,925,809.63              83.82
                                               -----             ------------------             ------
                      Total...............     6,032             $   824,339,448.73             100.00%
                                               =====             ==================             ======

___________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 99.08%.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 --------                    --------------    -----------------------  ---------------------------
Alabama...................................        80             $     8,372,208.02               1.02%
Arizona...................................       179                  27,021,955.19               3.28
Arkansas..................................        27                   2,750,574.18               0.33
California................................       408                  85,468,680.12              10.37
Colorado..................................        93                  17,312,993.79               2.10
Connecticut...............................        33                   5,675,087.71               0.69
Delaware..................................         1                     139,553.95               0.02
Florida...................................       522                  70,358,144.25               8.54
Georgia...................................       288                  42,313,999.10               5.13
Idaho.....................................        22                   2,737,422.67               0.33
Illinois..................................       276                  39,885,592.42               4.84
Indiana...................................       192                  18,887,811.89               2.29
Iowa......................................        62                   5,613,055.84               0.68
Kansas....................................        92                   9,594,692.96               1.16
Kentucky..................................       175                  19,364,298.99               2.35
Louisiana.................................        14                   1,210,551.89               0.15
Maine.....................................        32                   4,093,502.90               0.50
Maryland..................................        73                  12,818,366.54               1.55
Massachusetts.............................       114                  22,143,168.13               2.69
Michigan..................................       429                  57,320,469.62               6.95
Minnesota.................................       109                  19,095,882.35               2.32
Missouri..................................       197                  21,504,764.44               2.61
Montana...................................         2                     331,756.46               0.04
Nebraska..................................        50                   5,231,685.59               0.63
Nevada....................................       101                  18,123,030.54               2.20
New Hampshire.............................        45                   7,520,656.49               0.91
New Jersey................................        73                  13,330,089.84               1.62
New Mexico................................        16                   2,281,299.82               0.28
New York..................................       189                  25,073,646.90               3.04
North Carolina............................       353                  46,424,189.11               5.63
North Dakota..............................         1                     128,160.33               0.02
Ohio......................................       607                  66,248,282.38               8.04
Oklahoma..................................        14                     934,832.41               0.11
Oregon....................................       107                  17,014,961.54               2.06
Pennsylvania..............................       153                  14,374,959.36               1.74
Rhode Island..............................        33                   6,161,648.58               0.75
South Carolina............................       173                  19,532,985.65               2.37
South Dakota..............................         2                     240,786.04               0.03
Tennessee.................................       129                  13,293,790.12               1.61
Texas.....................................       257                  30,646,285.24               3.72
Utah......................................        72                  10,380,058.57               1.26
Vermont...................................         4                     525,058.64               0.06
Virginia..................................        54                   7,837,020.21               0.95
Washington................................        87                  13,889,868.11               1.68
West Virginia.............................         9                     663,946.44               0.08
Wisconsin.................................        79                  10,042,876.53               1.22
Wyoming...................................         4                     424,796.88               0.05
                                               -----             ------------------             ------
                      Total...............     6,032             $   824,339,448.73             100.00%
                                               =====             ==================             ======

___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.26% in the 89123 ZIP Code.



                                DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           -------------------               --------------    -----------------------  ---------------------------
Full Documentation........................     5,814             $   790,387,015.11              95.88%
Limited Income Verification...............       110                  17,903,232.97               2.17
No Income Verification....................        83                  12,282,308.20               1.49
No Documentation..........................        25                   3,766,892.45               0.46
                                               -----             ------------------             ------
                      Total...............     6,032             $   824,339,448.73             100.00%
                                               =====             ==================             ======




                              CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
  5.375  -   6.000........................          67           $    11,455,342.86               1.39%
  6.001  -   7.000........................       1,257               198,478,958.57              24.08
  7.001  -   8.000........................       2,956               411,757,485.50              49.95
  8.001  -   9.000........................       1,573               185,189,356.25              22.47
  9.001  - 10.000.........................         168                16,599,797.09               2.01
10.001 -  10.750..........................          11                   858,508.46               0.10
                                                 -----           ------------------             ------
                      Total...............       6,032           $   824,339,448.73             100.00%
                                                 =====           ==================             ======

___________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 7.593% per annum.




                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
    0.875- 1.000..........................           1          $       134,699.13               0.02%
    1.001-  2.000.........................           1                  158,000.00               0.02
    3.001-  4.000.........................           6                1,050,852.40               0.14
    4.001-  5.000.........................         145               23,660,583.63               3.18
    5.001-  6.000.........................       2,332              362,228,434.59              48.61
    6.001-  7.000.........................       2,488              318,547,286.30              42.75
    7.001-  8.000.........................         365               39,187,737.04               5.26
    8.001-  8.875.........................           4                  140,029.66               0.02
                                                 -----          ------------------             ------
                      Total...............       5,342          $   745,107,622.75             100.00%
                                                 =====          ==================             ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 6.071% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           --------------------              --------------    -----------------------  ---------------------------
February 1, 2004..........................           1          $       171,357.66               0.02%
May 1, 2004...............................           1                  251,365.69               0.03
August 1, 2004............................           1                  170,391.47               0.02
October 1, 2004...........................           1                  130,315.19               0.02
November 1, 2004..........................           2                  421,465.41               0.06
April 1, 2005.............................           1                  141,613.67               0.02
May 1, 2005...............................           1                  247,730.26               0.03
June 1, 2005..............................           3                  459,132.56               0.06
July 1, 2005..............................          86               11,292,494.39               1.52
August 1, 2005............................       1,153              158,952,787.19              21.33
September 1, 2005.........................       1,306              183,441,105.43              24.62
October 1, 2005...........................       1,473              200,162,981.19              26.86
October 3, 2005...........................           2                  309,708.35               0.04
November 1, 2005..........................       1,043              147,173,871.91              19.75
December 1, 2005..........................           1                  113,906.37               0.02
July 1, 2006..............................           1                  206,202.71               0.03
August 1, 2006............................          14                1,699,448.57               0.23
September 1, 2006.........................          27                3,903,873.69               0.52
October 1, 2006...........................          44                6,577,942.14               0.88
November 1, 2006..........................          31                4,561,746.84               0.61
July 1, 2008..............................           1                  226,058.72               0.03
August 1, 2008............................          10                1,938,758.19               0.26
September 1, 2008.........................          42                6,309,868.79               0.85
October 1, 2008...........................          63                9,752,075.52               1.31
November 1, 2008..........................          34                6,491,420.84               0.87
                                                 -----          ------------------             ------
                      Total...............       5,342          $   745,107,622.75             100.00%
                                                 =====          ==================             ======

___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 23 months.




                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
11.375  -  12.000.........................          65             $    11,186,427.29               1.50%
12.001  -  13.000.........................       1,195                 188,598,606.08              25.31
13.001  -  14.000.........................       2,712                 380,065,006.01              51.01
14.001  -  15.000.........................       1,283                 155,724,840.85              20.90
15.001  -  16.000.........................          84                   9,174,417.54               1.23
16.001  -  16.250.........................           3                     358,324.98               0.05
                                                 -----             ------------------             ------
                      Total...............       5,342             $   745,107,622.75             100.00%
                                                 =====             ==================             ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 13.543% per annum.



                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
    5.375  -    6.000.....................         65             $    11,186,427.29               1.50%
    6.001  -    7.000.....................      1,194                 188,482,770.35              25.30
    7.001  -    8.000.....................      2,713                 380,180,841.74              51.02
    8.001  -    9.000.....................      1,283                 155,724,840.85              20.90
    9.001  -  10.000......................         84                   9,174,417.54               1.23
   10.001  -  10.250......................          3                     358,324.98               0.05
                                                -----             ------------------             ------
                      Total...............      5,342             $   745,107,622.75             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 7.543% per annum.




                      INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
   INITIAL PERIODIC RATE CAP (%)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
1.000 .............................                    2           $       422,723.35             0.06%
2.000 .............................                    3                   591,856.88             0.08
3.000 .............................                5,337               744,093,042.52            99.86
                                                   -----           ------------------           ------
                      Total .......                5,342           $   745,107,622.75           100.00%
                                                   =====           ==================           ======
___________________

(1)  Relates solely to initial rate adjustments.



                     SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        PERIODIC RATE CAP (%)                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
1.000.....................................          5,342         $    745,107,622.75             100.00%
                                                    -----         -------------------             ------
                      Total...............          5,342         $    745,107,622.75             100.00%
                                                    =====         ===================             ======
___________________

(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

         Approximately 99.83% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Except with respect to approximately 0.04% of the Group II Mortgage Loans, no Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan- to-value ratio of the Group II Mortgage Loans at origination was approximately 98.77%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         All of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 357 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. None of the Group II Mortgage Loans had a first Due Date prior to August 1, 2003 or after December 1, 2003, or has a remaining term to maturity of less than 176 months or greater than 359 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is November 1, 2033.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $212,199. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable was approximately $211,888. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of greater than approximately $679,000 or less than approximately $24,792.

         As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Group II Mortgage Loans had Mortgage Rates of not less than 5.500% per annum and not more than 10.000% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.342% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.125% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 5.500% per annum to 9.750% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 15.750% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 5.843% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.302% per annum and the weighted average Maximum Mortgage Rate of the Adjustable- Rate Group II Mortgage Loans was approximately 13.302% per annum. The latest next Adjustment Date following the Cut-off Date or the Subsequent Cut-off Date, as applicable, on any Adjustable-Rate Group II Mortgage Loan occurs in November 2008 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 23 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date or the Subsequent Cut-off Date, as applicable (the sum in any column may not equal the total indicated due to rounding):



                     PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
       PRINCIPAL BALANCE ($)                 MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
   24,792 -   50,000 .....................           29           $  1,284,755.31                0.57%
   50,001 -  100,000 .....................          239             18,608,169.17                8.25
  100,001 -  150,000 .....................          235             30,172,593.97               13.37
  150,001 -  200,000 .....................          127             22,013,431.50                9.76
  200,001 -  250,000 .....................           70             15,850,977.11                7.02
  250,001 -  300,000 .....................           38             10,462,654.67                4.64
  300,001 -  350,000 .....................          111             37,015,534.06               16.40
  350,001 -  400,000 .....................          120             44,948,391.68               19.92
  400,001 -  450,000 .....................           47             19,903,033.89                8.82
  450,001 -  500,000 .....................           26             12,377,040.65                5.48
  500,001 -  550,000 .....................           13              6,902,050.12                3.06
  550,001 -  600,000 .....................            5              2,874,081.87                1.27
  600,001 -  650,000 .....................            3              1,901,000.00                0.84
  650,001 -  679,000 .....................            2              1,346,837.65                0.60
                                                  -----           ---------------              ------
                      Total ..............        1,065           $225,660,551.65              100.00%
                                                  =====           ===============              ======
___________________

(1) The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $211,888.



                       CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          CREDIT SCORE                       MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
600 - 600 ................                            10           $     2,051,865.81             0.91%
601 - 625 ................                           349                55,824,446.43            24.74
626 - 650 ................                           239                52,520,201.42            23.27
651 - 675 ................                           197                45,942,505.42            20.36
676 - 700 ................                           119                32,143,981.94            14.24
701 - 725 ................                            63                18,052,975.75             8.00
726 - 750 ................                            55                11,597,892.06             5.14
751 - 775 ................                            25                 5,407,390.06             2.40
776 - 800 ................                             5                 1,422,839.82             0.63
801 - 810 ................                             3                   696,452.94             0.31
                                                   -----           ------------------           ------
    Total ................                         1,065           $   225,660,551.65           100.00%
                                                   =====           ==================           ======
___________________

(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 659.



                    ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      ORIGINAL TERM (MONTHS)                 MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
180.......................................               3            $     241,722.57               0.11%
360.......................................           1,062              225,418,829.08              99.89
                                                     -----            ----------------             ------
                      Total...............           1,065            $ 225,660,551.65             100.00%
                                                     =====            ================             ======
___________________

(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 360 months.



                    REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     REMAINING TERM (MONTHS)                 MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
176 - 176 .........................                    1           $        47,481.12             0.02%
177 - 178 .........................                    1                    42,479.46             0.02
179 - 180 .........................                    1                   151,761.99             0.07
355 - 356 .........................                  285                58,227,307.70            25.80
357 - 358 .........................                  775               167,013,589.11            74.01
359 - 359 .........................                    2                   177,932.27             0.08
                                                   -----           ------------------           ------
                      Total .......                1,065           $   225,660,551.65           100.00%
                                                   =====           ==================           ======

___________________

(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 357 months.



                    PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             PROPERTY TYPE                   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
Single Family .....................                776              $   155,067,664.35           68.72%
PUD(1) ............................                195                   50,669,631.66           22.45
Condominium .......................                 69                   14,872,464.36            6.59
2 Units ...........................                 25                    5,050,791.28            2.24
                                                 -----              ------------------          ------
                      Total .......              1,065              $   225,660,551.65          100.00%
                                                 =====              ==================          ======
___________________

(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                    OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         OCCUPANCY STATUS                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
Primary ...........................               1,057            $   223,506,827.64             99.05%
Second Home .......................                   4                  1,357,016.14              0.60
Non-owner .........................                   4                    796,707.87              0.35
                                                  -----            ------------------            ------
                      Total .......               1,065            $   225,660,551.65            100.00%
                                                  =====            ==================            ======
__________________

(1)  Occupancy as represented by the mortgagor at the time of origination.



                                 PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           PURPOSE                           MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
   -----------------------------             --------------    -----------------------  ---------------------------
Purchase ..........................                  852           $   176,490,972.58            78.21%
Cash Out Refinance ................                  169                40,654,100.18            18.02
Rate/Term Refinance ...............                   44                 8,515,478.89             3.77
                                                   -----           ------------------           ------
                      Total .......                1,065           $   225,660,551.65           100.00%
                                                   =====           ==================           ======


                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
    ORIGINAL LOAN-TO-VALUE RATIO (%)         MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
  79.19 -   80.00.......................             1            $      391,254.16               0.17%
  90.01 -   95.00.......................           173                47,770,487.41              21.17
  95.01 - 100.00........................           890               177,414,017.24              78.62
 100.01 - 102.35(2).....................             1                    84,792.84               0.04
                                                 -----            -----------------             ------
                      Total.............         1,065            $  225,660,551.65             100.00%
                                                 =====            =================             ======
___________________

(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 98.77%. (2) The Principal Balance of the Mortgage Loan has amortized so that the loan-to-value ratio is under 100.00%.



              GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                LOCATION                     MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
Alabama ...........................                  5              $       756,125.75            0.34%
Arizona ...........................                 34                    6,564,312.10            2.91
Arkansas ..........................                  3                      527,753.10            0.23
California ........................                219                   77,831,649.42           34.49
Colorado ..........................                 17                    3,567,264.26            1.58
Connecticut .......................                  9                    1,476,125.32            0.65
Florida ...........................                 78                   14,906,114.62            6.61
Georgia ...........................                 46                    8,419,678.16            3.73
Idaho .............................                  1                       62,850.01            0.03
Illinois ..........................                 54                   10,342,627.18            4.58
Indiana ...........................                 26                    2,548,406.88            1.13
Iowa ..............................                  6                      464,177.48            0.21
Kansas ............................                 16                    1,537,883.48            0.68
Kentucky ..........................                 26                    3,126,462.61            1.39
Maine .............................                  1                      336,101.22            0.15
Maryland ..........................                 22                    5,687,684.50            2.52
Massachusetts .....................                 17                    4,994,023.61            2.21
Michigan ..........................                 52                    9,647,088.85            4.28
Minnesota .........................                 19                    3,619,734.06            1.60
Missouri ..........................                 23                    2,424,194.80            1.07
Montana ...........................                  1                       61,901.47            0.03
Nebraska ..........................                  6                      940,533.35            0.42
Nevada ............................                 19                    4,248,640.35            1.88
New Hampshire .....................                  4                      726,310.83            0.32
New Jersey ........................                 13                    4,066,192.53            1.80
New Mexico ........................                  1                      110,154.98            0.05
New York ..........................                 40                   10,167,034.67            4.51
North Carolina ....................                 53                    8,837,403.86            3.92
Ohio ..............................                 69                    7,463,098.34            3.31
Oklahoma ..........................                  1                      115,826.09            0.05
Oregon ............................                 15                    3,077,789.25            1.36
Pennsylvania ......................                 29                    3,227,389.92            1.43
Rhode Island ......................                  4                      914,281.69            0.41
South Carolina ....................                 17                    2,686,605.17            1.19
Tennessee .........................                 12                    1,504,817.36            0.67
Texas .............................                 42                    6,063,407.30            2.69
Utah ..............................                 12                    2,062,973.47            0.91
Vermont ...........................                  1                       97,785.85            0.04
Virginia ..........................                 20                    4,613,750.97            2.04
Washington ........................                 19                    4,158,391.37            1.84
Wisconsin .........................                 13                    1,676,005.42            0.74
                                                 -----              ------------------          ------
                      Total .......              1,065              $   225,660,551.65          100.00%
                                                 =====              ==================          ======
___________________

(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.63% in the 93906 ZIP Code.



                 DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         DOCUMENTATION LEVEL                 MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
Full Documentation ................                1,037           $   219,003,695.11            97.05%
Limited Income Verification .......                   18                 4,416,431.88             1.96
No Income Verification ............                    8                 1,901,035.89             0.84
No Documentation ..................                    2                   339,388.77             0.15
                                                   -----           ------------------           ------
                      Total .......                1,065           $   225,660,551.65           100.00%
                                                   =====           ==================           ======



                CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     CURRENT MORTGAGE RATE (%)               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
  5.500 -  6.000.........................            18            $    5,827,559.03               2.58%
  6.001 -  7.000.........................           296                81,399,557.30              36.07
  7.001 -  8.000.........................           510               104,498,404.71              46.31
  8.001 -  9.000.........................           221                31,493,662.70              13.96
  9.001 - 10.000.........................            20                 2,441,367.91               1.08
                                                  -----            -----------------             ------
                      Total..............         1,065            $  225,660,551.65             100.00%
                                                  =====            =================             ======
___________________

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 7.342% per annum.



               GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
            GROSS MARGIN (%)                 MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
  3.125 - 4.000...........................           2              $     685,353.15              0.33%
  4.001 - 5.000...........................          48                 15,048,264.33              7.19
  5.001 - 6.000...........................         464                121,176,789.21             57.93
  6.001 - 7.000...........................         396                 67,272,602.40             32.16
  7.001 - 8.000...........................          46                  4,989,743.77              2.39
                                                   ---              ----------------            ------
                      Total...............         956              $ 209,172,752.86            100.00%
                                                   ===              ================            ======
___________________

(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 5.843% per annum.



                NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      NEXT ADJUSTMENT DATE                   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
July 1, 2005 ........................               16              $   3,536,080.37              1.69%
August 1, 2005 ......................              211                 43,423,226.59             20.76
September 1, 2005 ...................              237                 49,137,702.92             23.49
October 1, 2005 .....................              280                 57,885,030.47             27.67
November 1, 2005 ....................              153                 38,002,845.24             18.17
August 1, 2006 ......................                3                    577,455.71              0.28
September 1, 2006 ...................                8                  2,158,239.51              1.03
October 1, 2006 .....................                7                  1,979,980.23              0.95
November 1, 2006 ....................                7                  1,828,388.28              0.87
August 1, 2008 ......................                8                  2,907,775.05              1.39
September 1, 2008 ...................               12                  3,692,382.77              1.77
October 1, 2008 .....................                8                  2,344,598.56              1.12
November 1, 2008 ....................                6                  1,699,047.16              0.81
                                                   ---              ----------------            ------
                      Total .........              956              $ 209,172,752.86            100.00%
                                                   ===              ================            ======
___________________

(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 23 months.



                MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
    MAXIMUM MORTGAGE RATE (%)                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
11.500 - 12.000 ......................               18          $     5,827,559.03                2.79%
12.001 - 13.000 ......................              282               77,398,357.10               37.00
13.001 - 14.000 ......................              466               97,943,252.19               46.82
14.001 - 15.000 ......................              184               27,140,546.58               12.98
15.001 - 15.750 ......................                6                  863,037.96                0.41
                                                    ---          ------------------              ------
                    Total ............              956          $   209,172,752.86              100.00%
                                                    ===          ==================              ======
___________________

(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 13.302% per annum.



                MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     MINIMUM MORTGAGE RATE (%)               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
5.500 - 6.000 ........................               18          $     5,827,559.03                2.79%
6.001 - 7.000 ........................              282               77,398,357.10               37.00
7.001 - 8.000 ........................              466               97,943,252.19               46.82
8.001 - 9.000 ........................              184               27,140,546.58               12.98
9.001 - 9.750 ........................                6                  863,037.96                0.41
                                                    ---          ------------------              ------
                    Total ............              956          $   209,172,752.86              100.00%
                                                    ===          ==================              ======
___________________

(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 7.302% per annum.



                INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
  INITIAL PERIODIC RATE CAP (%)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
3.000.....................................         956              $ 209,172,752.86             100.00%
                                                   ---              ----------------             ------
                      Total...............         956              $ 209,172,752.86             100.00%
                                                   ===              ================             ======
___________________

(1)  Relates solely to initial rate adjustments.



                SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
       PERIODIC RATE CAP (%)                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
----------------------------------------     --------------    -----------------------  ---------------------------
1.000.....................................         956              $ 209,172,752.86             100.00%
                                                   ---              ----------------             ------
                      Total...............         956              $ 209,172,752.86             100.00%
                                                   ===              ================             ======
___________________

(1)  Relates to all rate adjustments subsequent to initial rate adjustments.